Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as February 20, 2019, by and between MediFirst Solutions, Inc. , a Nevada corporation, with headquarters located at 4400 Route 9 South, Suite 1000, Freehold, New Jersey (the “Company”) and GS CAPITAL PARTNERS, LLC, with its address at 30 Broad Street, Suite 1201, New York, NY 10004 (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

The Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a 8% convertible note of the Company in the form attached hereto as Exhibit A in the aggregate principal amount of $54,000.00 (together with any note(s) issued in exchange for or replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, collectively, the “Note”) The Note shall be convertible into shares of common stock of the Company (the “Common Stock”) and shall contain a $500 OID such that the purchase price for the Note shall be $53,500. The Note shall be paid for by the Buyer with a $53,500 cash payment via wire transfer of immediately available funds.

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of the Note.

a. Sale and Issuance of the Note. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), the Company agrees to sell and issue to the Buyer, and the Buyer agrees to purchase, the Note in the principal amount set forth opposite Buyer’s name on the signature pages hereto. The purchase price of the Note shall be equal to $53,500 and Buyer shall also deduct $3,500 for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith.

b. Form of Payment. At the Closing, as payment for the Note, the Buyer shall pay $50,000 (which includes the purchase price of the Note and deduction of the $500 OID and $3,500 expense reimbursement) by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions.

c. The Closing. The date and time of the issuance and sale of the Note (the “Closing”) shall be held on or about February 20, 2019 at a place mutually agreed to between the parties. At the Closing, the Company shall deliver to the Buyer the Note and the Buyer shall deliver to the Company the Buyer Note.

Company Initials

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date of the Closing, the Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as any Note remains outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as any Note remains outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g. Legends. The Buyer understands that the Note and, until such time as the Conversion Shares have been registered under the 1933 Act or sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, within 2 business days, it will be considered an Event of Default under the Note.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its subsidiaries, if any, is a legal entity which is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, to issue the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance, and upon conversion of the Note in accordance with its respective terms, the Conversion Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement, the Note are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

e. No Conflicts. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the OTC marketplace (the “OTC Markets”) and does not reasonably anticipate that the Common Stock will be delisted by the OTC Markets in the foreseeable future, nor are the Company’s securities “chilled” by DTC. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

f. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect or challenge the validity or enforceability of, or seek to enjoin the performance of this Agreement. To the knowledge of the Company, there are no threatened proceedings against or affecting the Company or any of its subsidiaries, without regard to whether it would have a material adverse effect or challenge the validity or enforceability of, or seek to enjoin the performance of this Agreement. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

g. Acknowledgment Regarding Buyer’ Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

h. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

i. Title to Property. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect.

j. Bad Actor. No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act as amended on the basis of being a “bad actor” as that term is established in the September 19, 2013 Small Entity Compliance Guide published by the Securities and Exchange Commission.

k. Capitalization. The entire authorized capital stock of the Company prior to the Closing consists of 4,000,000,000 shares of Common Stock and 1,000,000 shares of the Company’s preferred stock.

l. Consents and Approvals. Except for any Current Report on Form 8-K or Notice of Exempt Offering of Securities on Form D to be filed by the Company in connection with the transactions contemplated hereby, the Company is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated hereunder. No consent, approval, authorization or other order of, or registration, qualification or filing with, any court, regulatory body, administrative agency, self-regulatory organization, stock exchange or market (including the OTC MARKETS), or other governmental body is required for the execution and delivery of these Transaction Agreements, the valid, sale and delivery of the Securities to be sold pursuant to this Agreement other than such as have been made or obtained, or for any securities filings required to be made under federal or state securities laws applicable to the offering of the Securities.

m. Reporting Status. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has, in a timely manner, filed all documents and reports that the Company was required to filed.

n. No Violations. Neither the Company nor any of its subsidiaries is in violation of its respective certificate of incorporation, bylaws or other organizational documents, or to its knowledge, is in violation of any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body (including the OTC MARKETS), governmental agency, arbitration panel or authority applicable to the Company or any of its subsidiaries.

o. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Securities; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law.

p. Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of default under the Note.

4. COVENANTS.

a. Expenses. At the Closing, the Company shall reimburse Buyer for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith (“Documents”), in the amount of $3,500, which reimbursement shall be deducted from the Buyer’s purchase price as set forth in Section 1. The Company shall also be responsible for including, without limitation, reasonable attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents. When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Buyer for all fees and expenses immediately upon written notice by the Buyer or the submission of an invoice by the Buyer.

b. Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Note. The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTC MARKETS or any equivalent replacement market, the Nasdaq stock market (“Nasdaq”), or the New York Stock Exchange (“NYSE”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the OTC MARKETS and any other markets on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such markets.

c. Corporate Existence. So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under any Note and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTC MARKETS, Nasdaq, or NYSE.

d. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

e. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default under the Note.

f. Resale Limitation. The Buyer agrees that, provided the Buyer beneficially owns any Conversion Shares and an Event of Default (as defined in the Note) has not occurred, it may only sell Common Stock representing the greater of (i) $4,000 in gross proceeds resulting in such sales of Conversion Shares per trading day; or (ii) 20% of the daily trading volume of the Company’s Common Stock (as appropriately adjusted for any stock split or reverse stock split, stock dividend, combination, or recapitalization or reclassification effected after the date hereof, which determination of any adjustment shall be determined by the Buyer in its discretion), as reported by Bloomberg (or such appropriate reporting service), sold on the OTC Markets or any equivalent replacement market, the Nasdaq, or the NYSE on the day prior to the date of such sales by the Buyer.

g. No Short Sales. The Buyer, its successors and assigns, agree that so long as the Buyer beneficially owns any Conversion Shares, the Buyer shall not enter into or effect “short sales” of the Common Stock or hedging transaction which establishes a short position with respect to the Common Stock of the Company. The Company acknowledges and agrees that upon the Company’s receipt of a Conversion Notice from the Buyer, the Buyer immediately owns the shares of Common Stock described in the Conversion Notice and any sale of those shares issuable under such Conversion Notice would not be considered short sales.

5. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and the Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, (iv) via electronic mail or (v) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received) or delivery via electronic mail, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

MediFirst Solutions, Inc.

4400 Route 9 South, Suite 1000

Freehold, New Jersey 07728

Attn: Bruce Schoengood

If to the Buyer:

GS CAPITAL PARTNERS, LLC

30 Broad Street, Suite 1201

New York, NY 10004

Attn: Gabe Sayegh

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any person or entity that purchases Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

MEDIFIRST SOLUTIONS, INC.

By:
Name:	Bruce Schoengood
Title:	Chief Executive Officer

GS CAPITAL PARTNERS, LLC.

By:
Name:	Gabe Sayegh
Title:	Manager

Prior to, or simultaneously with, or shortly after the date of this Agreement, the Company may offer other securities of the Company in other private placements, including but not limited to debt, convertible debt, common stock, preferred stock and warrants to purchase equity of the Company (collectively, the “Other Private Placements”). By execution hereof, Buyer acknowledges and understands the existence of or that the Company may conduct Other Private Placements, the terms of which may be considered better, worse or similar to the terms of this Agreement and securities issuable pursuant hereunder. Furthermore, by execution hereof, the Buyer waives any and all rights to exercise any rescission right with respect to understanding the nature of the Buyer’s investment hereunder and the differences between the terms of this Agreement and securities issuable hereunder and the terms and securities of the Company that could be issued in the Other Private Placements.

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of the Note:	$54,000.00

Aggregate Purchase Price:	$53,500.00

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

NOTE

$54,000.00

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